UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): August 15, 2023

Mercury Systems, Inc.
(Exact Name of Registrant as Specified in its Charter)

Massachusetts	000-23599	04-2741391
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

50 Minuteman Road,	Andover,	Massachusetts	01810
(Address of Principal Executive Offices)			(Zip Code)
Registrant’s telephone number, including area code: (978) 256-1300
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01	MRCY	Nasdaq Global Select Market

Item 2.02.    Results of Operations and Financial Condition.
On August 15, 2023, Mercury Systems, Inc. (the “Company”) issued a press release and an earnings presentation regarding its financial results for the fourth quarter and fiscal year ended June 30, 2023. The Company’s press release and earnings presentation are attached as exhibits 99.1 and 99.2 to this Current Report on Form 8-K and incorporated by reference herein.
    Information in Item 2.02 of this Current Report on Form 8-K and the exhibits 99.1 and 99.2 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing.

Use of Non-GAAP Financial Measures
    In addition to reporting financial results in accordance with generally accepted accounting principles, or GAAP, the Company provides adjusted EBITDA, adjusted income, adjusted EPS, free cash flow, organic revenue and acquired revenue, which are non-GAAP financial measures. Adjusted EBITDA, adjusted income, and adjusted EPS exclude certain non-cash and other specified charges. The Company believes these non-GAAP financial measures are useful to help investors more completely understand its past financial performance and prospects for the future. However, the presentation of these non-GAAP financial measures is not meant to be considered in isolation or as a substitute for financial information provided in accordance with GAAP. Management believes these non-GAAP financial measures assist in providing a more complete understanding of the Company’s underlying operational results and trends, and management uses these measures along with the corresponding GAAP financial measures to manage the Company’s business, to evaluate its performance compared to prior periods and the marketplace, and to establish operational goals.

Item 2.05.    Costs Associated with Exit or Disposal Activities
We have initiated several immediate cost savings measures that simplify our organizational structure, facilitate clearer accountability, and align to our priorities, including: (i) embedding the 1MPACT value creation initiatives and execution into our operations; (ii) streamlining organizational structure and removing areas of redundancy between corporate and divisional organizations; and (iii) reduce selling, general, and administrative (“SG&A”) headcount and rebalancing discretionary and third-party spending to better align with our priority areas. On July 20, 2023, we announced the plan to embed the 1MPACT value creation initiatives into operations, and on August 9, 2023, we approved and initiated a workforce reduction that, together with the 1MPACT related action, eliminates approximately 150 positions, resulting in expected restructuring charges of approximately $9 million. These charges are for employee separation costs and will be classified as restructuring and other charges within our statement of operations and other comprehensive income for the fiscal quarter ending September 29, 2023. We expect approximately $15 - $17 million of net savings from these actions for our fiscal year ending June 28, 2024. The headcount savings, combined with other non-headcount savings, including discretionary and third-party spend primarily within SG&A, are expected to yield a total fiscal year 2024 net savings of approximately $20 - 22 million and annualized net savings of approximately $24 million.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 15, 2023, the Company announced that William L. Ballhaus has been appointed as the Company’s President and Chief Executive Officer. Mr. Ballhaus, age 56, joined the Company’s Board of Directors as a non-employee director in June 2022, was appointed interim President and Chief Executive Officer on June 24, 2023, and was appointed President and CEO effective August 15, 2023. As previously announced, Mr. Ballhaus will become the Company’s Chairman of the Board effective with the 2023 annual meeting of shareholders. Mr. Ballhaus has significant experience in the aerospace, defense, and technology industries, including multiple CEO roles, as well as experience in operational transformations and delivering strong results. He previously served as Chairman and CEO of Blackboard, Inc., a leading EdTech company, from 2016 until its merger with Anthology in 2021. Prior to that, he served as CEO and President of SRA International, Inc., a provider of information technology services, from 2011 until the creation of CSRA Inc. from SRA International Inc.’s and CSC’s U.S. public sector business. Before that, Mr. Ballhaus served as CEO and President of government contractor DynCorp International from 2008 to 2010. Mr. Ballhaus has also held senior leadership positions at BAE Systems, Boeing, and Hughes, where he led global government and commercial technology businesses particularly focused on software and IT.

There are no family relationships between Mr. Ballhaus and any director or executive officer of the Company, and he has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

The Company and Mr. Ballhaus are parties to an employment agreement (the “Agreement”), a copy of which is filed as exhibit 10.1 hereto. The Agreement has an initial employment term of four years, with 12-month renewal terms. Mr. Ballhaus’ principal office location will be the Company’s Arlington, VA office. Pursuant to the Agreement, Mr. Ballhaus’ annual compensation for fiscal 2024 will consist of a base salary of $950,000 (retroactive to July 1, 2023) and a target bonus opportunity under the Company’s annual incentive plan of 150% of base salary, as well as $5,750,000 in grants of long-term incentive (“LTI”) awards under the Company’s 2018 Stock Incentive Plan (the “2018 Plan”) to be granted on August 17, 2023. Approximately 60% of the LTI awards (valued at $3,400,000) will be in the form of performance shares that cliff vest after three years and are contingent upon the Company’s financial and shareholder return performance during the three fiscal years ended 2026. The remaining 40% of the LTI awards (valued at $2,350,000) will be in the form of time-based restricted shares that vest ratably over three years in equal annual increments.

Mr. Ballhaus will also receive an onboarding grant of premium-priced stock options (the “New Hire Stock Options”) under the 2018 Plan in four tranches with the following terms:

Tranche	Option Shares	Per Share Exercise Price	Cliff Vesting Date	Termination Date
1	233,500	$42.00	8/17/26	8/17/27
2	233,500	$43.00	8/17/26	8/17/27
3	233,500	$46.00	8/17/27	8/17/28
4	233,500	$49.00	8/17/27	8/17/28

In the event that the per share exercise price for any of these tranches is less than 110% of the per share closing price of the Company’s common stock on the August 17, 2023 grant date, then the exercise price of such tranche will be increased to 110% of such closing price.

In addition to these awards, subject to Mr. Ballhaus’ agreement to purchase at least $1,500,000 million in Mercury common stock on the open market between the execution of the Agreement and December 15, and to maintain his existing ownership in Mercury common stock (including these additional purchased shares) though August 17, 2026, Mr. Ballhaus will receive a matching award of $3,000,000 in time-based restricted shares under the 2018 Plan that cliff vest three years after the August 17, 2023 grant date (the “New Hire Matching Award”).

The number of shares to be granted to Mr. Ballhaus in respect of the time-based and performance awards described above will be determined by dividing their respective dollar values by the average closing price of the Company’s common stock during the 30 calendar days prior to the August 17, 2023 grant date.

If Mr. Ballhaus’ employment is terminated by the Company without cause, by Mr. Ballhaus for good reason, or the Company elects not to renew the term of the Agreement (each, a “Qualified Termination"), then he will receive: (i) 24 months base salary continuation; (ii) a lump sum payment of 2x target bonus; (iii) a pro-rated payout of his in-flight bonus reflecting the portion of the fiscal year completed as of the termination date, subject to full-year company performance and assuming target performance of any qualitative measures applicable solely to the CEO; (iv) pro-rated vesting of time-based long-term incentive awards (including the New Hire Stock Options) reflecting vesting that would have occurred during his base salary continuation period referenced above; (v) pro-rated vesting of performance-based long-term incentive awards reflecting the portion of the vesting period completed as of the termination date, subject to actual performance over the full performance period for purposes of calculating award payouts, if any; (vi) subject to Mr. Ballhaus’ satisfaction of the stock purchase and holding requirements through the date of his Qualified Termination, full vesting of the New Hire Matching Award; and (vii) healthcare continuation at active employee rates for up to 24 months (or if applicable, the shorter period prior to like benefits eligibility from another employer), subject to the Company’s ability to make a lump sum cash payment following the first 18 months of coverage equal to the healthcare premiums that the Company would have paid during the remaining six months if Mr. Ballhaus had remained an active employee.

Notwithstanding the foregoing, if Mr. Ballhaus experiences a Qualified Termination in connection with a change in control of the Company, then in lieu of the benefits described he will receive: (i) a lump sum payment equal to 3x base salary and 3x target bonus; (ii) a pro-rated payout of his in-flight bonus reflecting the portion of the fiscal year completed as of the termination date, with performance requirements credited at the greater of target or actual achievements to date; (iii) accelerated vesting of all long term incentive awards, with performance requirements credited at the greater of target or actual achievements to date; and (iv) healthcare continuation at active employee rates for up to 24-months (or if applicable, the shorter period prior to like benefits eligibility from another employer), subject to the Company’s ability to make a lump sum cash payment following the first 18 months of coverage equal to the healthcare premiums the Company would have paid during the remaining six months if Mr. Ballhaus had remained an active employee.

In the event Mr. Ballhaus’ employment is terminated due to death or disability, he will receive accelerated vesting of 100% of his long-term incentive awards, subject to actual performance for purposes of calculating the extent of performance-based award payouts. Any New Hire Stock Options so accelerated will remain exercisable for up to 24 months following termination (or up to the termination date of such stock options, if shorter).

During his employment, Mr. Ballhaus will participate in the Company’s healthcare, disability, and other benefits plans and retirement programs on the same basis as all other executives. Mr. Ballhaus will also be provided with a $12,000 annual allowance for personal tax and financial planning services on the same terms as are provided to all other executives.

The foregoing description does not purport to be complete and is qualified in its entirety by reference to the Agreement, a copy of which is attached hereto as exhibit 10.1 and which is incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

In a press release dated August 15, 2023, furnished as exbibit 99.3 hereto, the Company announced that William L. Ballhaus has been appointed as the Company’s President and Chief Executive Officer.

The press release is furnished as exhibit 99.3 hereto. The information provided in Item 7.01 of this Current Report on Form 8-K and the attached exhibit 99.1 shall not be deemed ‘filed’ for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise be subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K may contain “forward-looking statements” made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. In some cases, you can identify forward-looking statements by words such as “may,” “hope,” “will,” “should,” “expect,” “plan,” “anticipate,” “intend,” “believe,” “estimate,” “predict,” “potential,” “continue,” “could,” “future,” or the negative of those terms or other words of similar meaning. You should carefully read forward-looking statements, including statements that contain these words, because they discuss our future expectations or state other “forward-looking” information. Forward-looking statements are subject to numerous assumptions, risks and uncertainties which change over time. We caution readers that any forward-looking statement is not a guarantee of future performance and that actual results could differ materially from those contained in the forward-looking statement.

Forward-looking statements include, but are not limited to, statements about the amount of anticipated cost savings from a workforce reduction. Important factors that could cause actual results to differ materially from those indicated by such forward-looking statements are set forth in our filings with the U.S. Securities and Exchange Commission (“SEC”). These risks and uncertainties include, without limitation, that the anticipated cost savings from the workforce reduction will not be realized; the risk that implementation will be materially delayed or will be more difficult than expected; the challenges of retaining key employees; diversion of management’s attention from ongoing business operations and opportunities; and general competitive, economic, political, defense budget, and market conditions and fluctuations.

For a discussion of such risks and uncertainties, which could cause actual results to differ from those contained in the forward-looking statements, see our SEC filings, including, but not limited to, our most recent Annual Report on Form 10-K for the fiscal year ended June 30, 2023, as filed with the SEC on August 15, 2023. These filings are available in the Investor Relations section of our website. We caution you not to place undue reliance on these forward-looking statements. Any forward-looking statement speaks only as of the date on which such statement is made. Except for any obligations to disclose material information under the federal securities laws, we undertake no obligation to publicly update any forward-looking statements to reflect events or circumstances after the date of this Current Report on Form 8-K.

Item 9.01.    Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit No.	Description

10.1	Employment Agreement, dated August 15, 2023, between the Company and William L. Ballhaus
99.1	Press Release, dated August 15, 2023 (Earnings Release)
99.2	Earnings Presentation, dated August 15, 2023
99.3	Press Release dated August 15, 2023 (Chief Executive Officer)
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: August 15, 2023	MERCURY SYSTEMS, INC.

By: /s/ David E. Farnsworth David E. Farnsworth Executive Vice President, Chief Financial Officer, and Treasurer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Employment Agreement, dated August 15, 2023, between the Company and William L. Ballhaus
99.1	Press Release, dated August 15, 2023 of Mercury Systems, Inc.
99.2	Earnings Presentation, dated August 15, 2023 of Mercury Systems, Inc.
99.3	Press Release dated August 15, 2023 (Chief Executive Officer)